Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of Parabellum Acquisition Corp. (the “Company”) for the period ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Ron Shelton, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2022	By:	/s/ Ron Shelton
Ron Shelton
Chief Financial Officer
(Principal Financial and Accounting Officer)